Quarterly Holdings Report
for
Fidelity Freedom® Index 2015 Fund
December 31, 2025
FRX-X15-NPRT3-0226
1.906837.116
Bond Funds - 60.4%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	22,407,357	220,488,396
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	10,449,455	79,206,870
Fidelity Series Bond Index Fund (a)	78,291,132	715,580,951
Fidelity Series International Developed Markets Bond Index Fund (a)	11,263,971	95,518,476
Fidelity Series Long-Term Treasury Bond Index Fund (a)	10,940,448	58,969,017
TOTAL BOND FUNDS (Cost $1,294,098,866)		1,169,763,710

Domestic Equity Funds - 20.7%
	Shares	Value ($)
Fidelity Series Commodity Strategy Fund (a)	97,014	9,386,093
Fidelity Series Total Market Index Fund (a)	17,591,796	390,537,868
TOTAL DOMESTIC EQUITY FUNDS (Cost $179,688,493)		399,923,961

International Equity Funds - 13.6%
	Shares	Value ($)
Fidelity Series Global ex U.S. Index Fund (a) (Cost $149,683,395)	14,340,823	262,437,058

Short-Term Funds - 5.3%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $104,621,978)	10,484,861	104,429,214

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,728,092,732)	1,936,553,943
NET OTHER ASSETS (LIABILITIES) - 0.0%	(122,706)
NET ASSETS - 100.0%	1,936,431,237

Legend

(a)	Affiliated fund.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	206,862	206,862	23	-	-	-	-	0.0%
Total	-	206,862	206,862	23	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	200,786,186	47,168,073	24,906,494	8,463,955	(89,699)	(2,469,670)	220,488,396	22,407,357
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	85,622,641	7,074,422	11,709,222	3,485,253	(2,229,292)	448,321	79,206,870	10,449,455
Fidelity Series Bond Index Fund	709,787,323	87,631,378	90,621,108	21,179,641	(4,308,851)	13,092,209	715,580,951	78,291,132
Fidelity Series Commodity Strategy Fund	-	9,491,866	221,833	92,504	(227)	116,287	9,386,093	97,014
Fidelity Series Global ex U.S. Index Fund	264,436,118	15,637,752	69,432,459	7,887,390	16,353,467	35,442,180	262,437,058	14,340,823
Fidelity Series International Developed Markets Bond Index Fund	95,668,427	12,750,199	11,483,998	3,766,687	(430,599)	(985,553)	95,518,476	11,263,971
Fidelity Series Long-Term Treasury Bond Index Fund	65,474,538	7,940,582	13,080,296	1,847,565	(3,461,656)	2,095,849	58,969,017	10,940,448
Fidelity Series Total Market Index Fund	399,333,643	24,868,626	111,297,979	4,791,853	32,349,701	45,283,877	390,537,868	17,591,796
Fidelity Series Treasury Bill Index Fund	105,971,827	15,587,672	17,242,724	3,336,521	(27,595)	140,034	104,429,214	10,484,861
	1,927,080,703	228,150,570	349,996,113	54,851,369	38,155,249	93,163,534	1,936,553,943

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.